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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2006

                              HYBRID TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


      Nevada                       000-33391               88-0490890
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(State or Other Jurisdiction      (Commission         ( I.R.S. Employer
     of Incorporation)            File Number)        Identification No.)


5001 East Bonanza Road, Suite 138-145, Las Vegas, Nevada        89110
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(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code: (818) 780-2403

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        Former name or former address, if changed since last report



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the  Exchange Act  (17 CFR
    240.14a -12)

{ } Pre-commencement  communications   pursuant  to   Rule  14d-2(b)  under  the
    Exchange Act (17 CFR 240.14d -2(b))

{ } Pre-commencement  communications  pursuant  to   Rule   13e-4(c)  under  the
    Exchange Act (17 CFR 240.13e -4(c))
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Item 2.04.   Triggering  Events  That  Accelerate or Increase a Direct Financial
             Obligation or an Obligation under an Off-Balance Sheet Arrangement.


On February 20, 2004, we entered into a Loan Agreement ("Loan Agreement") with Sterling Capital Inc., pursuant to which three advances to us of $1,000,000 each were made by Sterling Capital on February 24, April 14 and April 22, 2004, comprising a total loan of $3,000,000 (the "Loan"). The Loan Agreement provides that each installment shall be repaid on the date that is 24 months from the date on which the installment was advanced to Borrower. The maturity date of the first installment was February 24, 2006, and we are in default by reason of not having repaid that installment of principal of the Loan within two business days of February 24, 2006. The Loan Agreement provides that if we default in repayment of any installment of principal of the Loan, Sterling Capital may declare the then outstanding balance of the Loan, interest, costs and money owing by us to be immediately due and payable.

     As security for the Loan, we pledged an aggregate of 9,000,000 shares of our Common Stock ("Pledged Shares"), and the certificates for the Pledged Shares are held in trust by a Trustee pursuant to the Loan Agreement. Pursuant to the Loan Agreement, Sterling Capital's sole recourse against us, if an event of default has occurred and is continuing, is to take whole possession of the Pledged Shares for their sole benefit. We have not received as of the date of this report any formal notice of default from Sterling Capital. In the event of Sterling Capital's declaration, pursuant to the Loan Agreement, that all amounts owing to it under the Loan Agreement are immediately due and payable, Sterling Capital's sole recourse will be to the Pledged Shares.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HYBRID TECHNOLOGIES, INC.

Dated:  March 2, 2006              By: /s/ Holly Roseberry
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                                       Holly Roseberry, Chief Executive Officer